UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2021

QEP RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34778	87-0287750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1050 17th Street, Suite 800, Denver Colorado	80265
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 672-6900

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01	QEP	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

A special meeting of the stockholders of QEP Resources, Inc. (the “Company”) was held virtually at 8:00 a.m. Mountain Time on March 16, 2021. The special meeting was held in order to consider and vote upon the proposals set forth in the definitive proxy statement of the Company, filed with the U.S. Securities and Exchange Commission on February 10, 2021 (the “Proxy Statement”), to (i) adopt the Agreement and Plan of Merger, dated as December 20, 2020 (the “Merger Agreement”), by and among Diamondback Energy, Inc. (“Diamondback”), Bohemia Merger Sub, Inc., a wholly owned subsidiary of Diamondback (“Merger Sub”), and the Company (the “Merger Proposal”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), (2) approve, by a non-binding advisory vote, certain compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger contemplated by the Merger Agreement (the “Non-Binding Compensation Advisory Proposal”) and (3) approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to adopt the Merger Agreement (the “Adjournment Proposal”).

At the special meeting, the Merger Proposal was approved by the affirmative vote of a majority of the outstanding shares of the Company’s common stock entitled to vote on the proposal. The Non-Binding Compensation Advisory Proposal was approved, on an advisory basis, by the affirmative vote of a majority of the shares of the Company’s common stock present in person or represented by proxy at the special meeting and entitled to vote on the proposal. The Adjournment Proposal was approved by the affirmative vote of a majority of the outstanding shares of the Company’s common stock entitled to vote on the proposal.

As of the close of business on February 5, 2021, the record date for the special meeting, there were 242,565,821.875 shares of the Company’s common stock outstanding and entitled to one vote for each proposal at the special meeting. 158,680,705 shares of the Company’s common stock were represented in person or by proxy at the special meeting, which constituted a quorum to conduct business at the meeting. The following are the final voting results on the proposals considered and voted upon at the special meeting, each of which is more fully described in the Proxy Statement.

1.	Merger Proposal: The number of shares voted for or against, as well as abstentions and broker non-votes, if applicable, with respect to the Merger Proposal presented at the special meeting was:

For	Against	Abstain	Broker Non- Votes
124,066,069	34,485,195	129,441	0

2.

Non-Binding Compensation Advisory Proposal: The number of shares voted for or against, as well as abstentions and broker non-votes, if applicable, with respect to the Non-Binding Compensation Advisory Proposal presented at the special meeting was:

For	Against	Abstain	Broker Non- Votes
135,332,613	22,638,975	709,117	0

3.

Adjournment Proposal: The number of shares voted for or against, as well as abstentions and broker non-votes, if applicable, with respect to the Adjournment Proposal presented at the special meeting was:

For	Against	Abstain	Broker Non- Votes
123,033,623	35,295,983	351,099	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QEP Resources, Inc.

March 16, 2021	By	/s/ William J. Buese
William J. Buese
Vice President, Chief Financial Officer and Treasurer